UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 22, 2012

Investors Capital Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Delaware	333-43664	04-3284631
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

230 Broadway East
Lynnfield, MA  01940
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (800) 949-1422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   (Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   (Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   (Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17   CFR 240.14d-2(b))

☐   (Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On August 21, 2012 the Registrant held its annual meeting of stockholders at which (i) the following persons were elected as directors to hold office, subject to the provisions of the Registrant’s By-Laws, until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified, and (ii) the appointment of Marcum LLP as the independent public accountants for the Registrant for the fiscal year ending March 31, 2013 was ratified by the stockholders with the following voting results, there being 3,613,165 broker non-votes for Proposal #1 and no broker non-votes for Proposal #2:

Proposal #1 ELECTION OF DIRECTORS, TO SERVE AS SUCH UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

Directors	For	Withheld
Blaise A. Aguirre	2,746,592	19,132
William J. Atherton	2,747,723	18,001
James D. Crosson	2,637,912	127,812
Don E. Ingram	2,735,896	29,828
Robert T. Martin	2,747,723	18,001
Robert P. Mazzarella	2,747,723	18,001
Timothy B. Murphy	2,714,657	51,067

Proposal #2 RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY’S FISCAL YEAR ENDING MARCH 31, 2013.

For	Against	Abstain

6,308,002	67,043	3,844

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investors Capital Holdings, Ltd.

By	/s/ Timothy B. Murphy
Timothy B. Murphy, Chief Executive Officer

Date:  August 22, 2012

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